Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Contact:	Media Contact:
John N. Hatsopoulos	Barry J. Sanders
American DG Energy Inc.	American DG Energy Inc.
781.622.1120	781.522.6010
john.hatsopoulos@americandg.com	barry.sanders@americandg.com

American DG Energy Reports First Quarter 2012 Financial Performance

WALTHAM, Mass. – May 15, 2012 – American DG Energy Inc. (NYSE MKT: ADGE), a leading On-Site Utility, offering clean electricity, heat, hot water and cooling solutions to hospitality, healthcare, housing and athletic facilities, reported energy revenues of $1,451,569 in the first quarter of 2012, compared to $1,446,152 in the first quarter of 2011.

Total revenues were $1,502,402 in the first quarter of 2012, compared to $1,654,720 in the first quarter of 2011. GAAP diluted loss per share (EPS) was $(0.04) in the first quarter of 2012, compared to $(0.01) in the first quarter of 2011, and GAAP operating loss including EuroSite Power Inc. was $(1,200,739) in the first quarter of 2012, compared to operating loss of $(600,852) in the first quarter of 2011.

Major Highlights:

Operations

•	We reached agreements with the following properties:

-	The Community Builders, Inc. - to provide a 75 kW Combined Heat and Power (CHP) system as an On-Site Utility for West Village, an affordable housing complex in New Haven, Connecticut;
-	Metro YMCAs of the Oranges in Wayne, New Jersey - to install an On-Site Utility including a 150 kW CHP system and 450 tons of cooling, plus hot water heaters; and
-	Prospect Park Residences in Brooklyn, New York - to provide a 100 kW CHP system as an On-Site Utility.

•	We began operation of the first Ilios Heat Pump at the Albany JCC.
•	Due to demand for our On-Site Utility energy in California, we signed Accend Energy, Inc. as a strategic representative for that state.
•	Our subsidiary EuroSite Power signed a thirty-year agreement to supply clean energy to five landmark hotels owned by The Ability Group and managed by Hilton Worldwide in the United Kingdom (UK) at the following properties:

-	London Syon Park, a Waldorf Astoria Hotel, the only Waldorf Astoria Hotel currently in the UK;
-	Hilton Liverpool, a hotel situated in the heart of the Liverpool One leisure development;
-	DoubleTree by Hilton Cambridge, situated on the banks of the River Cam;
-	Hampton by Hilton, currently under construction to serve London Luton Airport; and
-	Doubletree by Hilton Dunblane Hydro Hotel.

•	EuroSite Power received two separate orders to supply clean energy to Haverhill Leisure Centre in Suffolk, UK.
•	EuroSite Power signed a partnership agreement with specialist renewable energy provider LowC Communities Limited to promote natural gas fueled CHP, Chiller, Heat Pump and On-Site Utility solutions in the UK and Republic of Ireland.

American DG Energy Inc. – First Quarter 2012 Financial Performance, page 2 of 7

•	We expanded our sales and marketing effort worldwide by adding sales people, broadening our distribution and geographic reach and implementing direct marketing programs targeting potential customers, especially large property owners.
•	We were recognized for the sixth consecutive year by the US Environmental Protection Agency Combined Heat and Power Partnership for the carbon emissions reductions of our CHP systems.
•	Our Board of Directors named Charles T. Maxwell as its new Chairman of the Board.

Financial

•	Our energy revenue remained relatively unchanged in 2012 compared to the first quarter in 2011, due to lower natural gas and electricity prices that are key components in calculating our revenue.
•	Energy gross profit margin without depreciation increased to 31.8% compared to 30.5% in the first quarter of 2011.
•	Our current backlog consists of 34 energy systems compared to 9 for the same period a year ago.
•	Our total energy production grew to 20,476,800 kWh, or 12.3%, compared to 18,231,361 kWh in the first quarter of 2011.
•	Our total cash outflows were $701,461, of which $261,742 were related to startup expenses at EuroSite Power and the remaining $439,719 were related to the expansion of sales and marketing activity at American DG Energy.
•	We operated 83 energy systems compared to 76 in the first quarter of 2011.
•	The total value of our current On-Site Utility energy agreements is approximately $217 million.
•	We finished the quarter with approximately $17.2 million in cash.
•	We raised $1.6 million from the sale of common stock to Dr. Phillip Frost through one of his trusts.
•	We repurchased 500,000 shares of our common stock in a private transaction at $1.50 per share.

Recent Highlights:

American DG Energy will hold its earnings conference call today, May 15, 2012 at 10:00 a.m. Eastern Time. To listen, call (800) 860-2442 within the U.S, (866) 605-3852 from Canada or (412) 858-4600 from other international locations. Participants should reference American DG Energy to access the call. Please begin dialing at least 10 minutes before the scheduled starting time. The earnings press release will be available on our web site at www.americandg.com in the “Investors” section under "News Releases.”

The earnings conference call will be recorded and available for playback one hour after the end of the call through Tuesday, May 22, 2012 at 9:00 a.m. Eastern Time. To listen to the playback, call (877) 344-7529 within the U.S. or (412) 317-0088 outside the U.S. and use Conference Number 10014225.

The earnings conference call will be webcast live. To register for and listen to the webcast, go to www.americandg.com/webcast. Following the call, the webcast will be archived for 30 days.

About American DG Energy

American DG Energy supplies low-cost energy to its customers through distributed power generating systems. We are committed to providing institutional, commercial and small industrial facilities with clean, reliable power, cooling, heat and hot water at lower costs than charged by local utilities – without any capital or start-up costs to the energy user – through our On-Site Utility energy solutions. American DG Energy is headquartered in Waltham, Massachusetts. More information can be found at www.americandg.com.

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FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties. Important factors could cause actual results to differ materially from those indicated by such forward-looking statements, as disclosed on the Company's website and in Securities and Exchange Commission filings. This press release does not constitute an offer to buy or sell securities by the Company, its subsidiaries or any associated party and is meant purely for informational purposes. The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its website or otherwise. The Company does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

American DG Energy Inc. – First Quarter 2012 Financial Performance, page 3 of 7

CONSOLIDATED STATEMENT OF OPERATIONS

For the Three Months Ended March 31, 2012 and March 31, 2011

	Three Months Ended
	March 31,	March 31,
	2012	2011
	(unaudited)	(unaudited)
Revenues
Energy revenues	$1,451,569	$1,446,152
Turnkey & other revenues	50,833	208,568
	1,502,402	1,654,720
Cost of sales
Fuel, maintenance and installation	1,002,812	1,187,999
Depreciation expense	294,696	288,394
	1,297,508	1,476,393
Gross profit	204,894	178,327

Operating expenses
General and administrative	767,952	501,120
Selling	357,869	129,654
Engineering	279,812	148,405
	1,405,633	779,179
Loss from operations	(1,200,739)	(600,852)

Other income (expense), net
Interest and other income	12,758	11,359
Interest expense (non-cash)	(293,556)	(29,046)
Change in fair value of warrant liability (non-cash)	(216,734)	195,628
	(497,532)	177,941

Loss before provision for state income taxes	(1,698,271)	(422,911)
Provision for state income taxes	(19,102)	(11,603)
Consolidated net loss	(1,717,373)	(434,514)

Income (loss) attributable to the noncontrolling interest	9,987	(44,397)
Net loss attributable to American DG Energy Inc.	$(1,707,386)	$(478,911)

Net loss per share - basic and diluted	$(0.04)	$(0.01)

Weighted average shares outstanding - basic and diluted	45,744,794	45,525,289

Non-GAAP financial disclosure
Loss from operations	$(1,200,739)	$(600,852)
Depreciation expense	308,551	297,494
Stock based compensation	190,727	167,411
Adjusted EBITDA	(701,461)	(135,947)
Grants from rebates and incentives	-	107,549
Total EBITDA cash outflows	$(701,461)	$(28,398)

American DG Energy Inc. – First Quarter 2012 Financial Performance, page 4 of 7

CONSOLIDATING STATEMENT OF OPERATIONS

For the Three Months Ended March 31, 2012

(unaudited)

	Three Months Ended March 31, 2012
	American DG	EuroSite
	Energy*	Power	Eliminations	Total

Revenues
Energy revenues	$1,451,569	$-	$-	$1,451,569
Turnkey & other revenues	50,833	-	-	50,833
	1,502,402	-	-	1,502,402
Cost of sales
Fuel, maintenance and installation	1,002,812	-	-	1,002,812
Depreciation expense	294,696	-	-	294,696
	1,297,508	-	-	1,297,508
Gross profit	204,894	-	-	204,894

Operating expenses
General and administrative	767,952	-	-	767,952
Selling	41,624	316,245	-	357,869
Engineering	204,345	75,467	-	279,812
	1,013,921	391,712	-	1,405,633
Loss from operations	(809,027)	(391,712)	-	(1,200,739)

Other income (expense), net
Interest and other income	7,790	4,968	-	12,758
Interest expense (non-cash)	(293,556)	-	-	(293,556)
Change in fair value of warrant liability (non-cash)	(216,734)	-	-	(216,734)
	(502,500)	4,968	-	(497,532)

Loss before provision for state income taxes	(1,311,527)	(386,744)	-	(1,698,271)
Provision for state income taxes	(19,102)	-	-	(19,102)
Consolidated net loss	(1,330,629)	(386,744)	-	(1,717,373)

Income attributable to the noncontrolling interest	(56,617)	-	66,604	9,987
Net loss attributable to American DG Energy Inc.	$(1,387,246)	$(386,744)	$66,604	$(1,707,386)

Net loss per share - basic and diluted	$(0.03)			$(0.04)

Weighted average shares outstanding - basic and diluted	45,744,794			45,744,794

Non-GAAP financial disclosure
Loss from operations	$(809,027)	$(391,712)	$-	$(1,200,739)
Depreciation expense	308,551	-	-	308,551
Stock based compensation	60,757	129,970	-	190,727
Adjusted EBITDA	(439,719)	(261,742)	-	(701,461)
Grants from rebates and incentives	-	-	-	-
Total EBITDA cash outflows	$(439,719)	$(261,742)	$-	$(701,461)

*American DG Energy includes related LLC.

American DG Energy Inc. – First Quarter 2012 Financial Performance, page 5 of 7

CONSOLIDATING STATEMENT OF OPERATIONS

For the Three Months Ended March 31, 2011

(unaudited)

	Three Months Ended March 31, 2011
	American DG	EuroSite
	Energy*	Power	Eliminations	Total

Revenues
Energy revenues	$1,446,152	$-	$-	$1,446,152
Turnkey & other revenues	208,568	-	-	208,568
	1,654,720	-	-	1,654,720
Cost of sales
Fuel, maintenance and installation	1,187,999	-	-	1,187,999
Depreciation expense	288,394	-	-	288,394
	1,476,393	-	-	1,476,393
Gross profit	178,327	-	-	178,327

Operating expenses
General and administrative	501,120	-	-	501,120
Selling	(8,401)	138,055	-	129,654
Engineering	148,405	-	-	148,405
	641,124	138,055	-	779,179
Loss from operations	(462,797)	(138,055)	-	(600,852)

Other income (expense), net
Interest and other income	11,359	-	-	11,359
Interest expense (non-cash)	(29,046)	-	-	(29,046)
Change in fair value of warrant liability (non-cash)	195,628	-	-	195,628
	177,941	-	-	177,941

Loss before provision for state income taxes	(284,856)	(138,055)	-	(422,911)
Provision for state income taxes	(11,603)	-	-	(11,603)
Consolidated net loss	(296,459)	(138,055)	-	(434,514)

Income attributable to the noncontrolling interest	(71,202)	-	26,805	(44,397)
Net loss attributable to American DG Energy Inc.	$(367,661)	$(138,055)	$26,805	$(478,911)

Net loss per share - basic and diluted	$(0.01)			$(0.01)

Weighted average shares outstanding - basic and diluted	45,525,289			45,525,289

Non-GAAP financial disclosure
Loss from operations	$(462,797)	$(138,055)	$-	$(600,852)
Depreciation expense	297,494	-	-	297,494
Stock based compensation	77,116	90,295	-	167,411
Adjusted EBITDA	(88,187)	(47,760)	-	(135,947)
Grants from rebates and incentives	107,549	-	-	107,549
Total EBITDA cash outflows	$19,362	$(47,760)	$-	$(28,398)

*American DG Energy includes related LLC.

American DG Energy Inc. – First Quarter 2012 Financial Performance, page 6 of 7

CONSOLIDATED BALANCE SHEETS

As of March 31, 2012 and December 31, 2011

	March 31,	December 31,
	2012	2011
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$17,202,561	$17,801,025
Accounts receivable, net	953,994	879,630
Unbilled revenue	33,754	18,825
Due from related party	109,360	21,140
Inventory	825,299	634,120
Prepaid and other current assets	423,733	322,276
Total current assets	19,548,701	19,677,016

Property, plant and equipment, net	14,626,367	14,690,117
Accounts receivable, long-term	77,264	82,664
Other assets, long-term	54,884	53,504

TOTAL ASSETS	$34,307,216	$34,503,301

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$495,478	$520,608
Accrued expenses and other current liabilities	797,620	589,032
Due to related party	384,376	313,847
Capital lease obligations	3,365	3,365
Total current liabilities	1,680,839	1,426,852

Long-term liabilities:
Convertible debentures	19,400,000	19,400,000
Warrant liability	466,295	249,561
Capital lease obligations, long-term	2,524	3,365
Other long-term liabilities	39,650	43,052
Total liabilities	21,589,308	21,122,830

Stockholders’ equity:
American DG Energy Inc. shareholders’ equity:
Common stock, $0.001 par value; 100,000,000 shares
authorized; 46,601,404 and 46,001,404 issued and outstanding
at March 31, 2012 and December 31, 2011, respectively	46,601	46,001
Additional paid-in capital	31,494,614	30,399,370
Accumulated deficit	(19,638,444)	(17,931,058)
Total American DG Energy Inc. stockholders’ equity	11,902,771	12,514,313
Noncontrolling interest	815,137	866,158
Total stockholders’ equity	12,717,908	13,380,471

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$34,307,216	$34,503,301

American DG Energy Inc. – First Quarter 2012 Financial Performance, page 7 of 7

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Three Months Ended March 31, 2012 and March 31, 2011

	Three Months Ended
	March 31,	March 31,
	2012	2011
	(unaudited)	(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(1,707,386)	$(478,911)
Income (loss) attributable to noncontrolling interest	(9,987)	44,397
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	308,551	297,494
Provision for losses on accounts receivable	-	500
Amortization of deferred financing costs	-	2,132
Change in fair value of warrant liability	216,734	(195,628)
Stock-based compensation	190,727	167,411
Changes in operating assets and liabilities
(Increase) decrease in:
Restricted cash	-	65,790
Accounts receivable and unbilled revenue	(83,893)	(230,791)
Due from related party	(88,220)	39,729
Inventory	(191,179)	(31,697)
Prepaid and other current assets	(105,393)	(69,887)
Increase (decrease) in:
Accounts payable	(25,130)	(123,447)
Accrued expenses and other current liabilities	208,588	(118,384)
Due to related party	70,529	(16,652)
Other long-term liabilities	(3,402)	53,258
Net cash used in operating activities	(1,219,461)	(594,686)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(244,801)	(344,785)
Net cash used in investing activities	(244,801)	(344,785)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sale of common stock, net of costs	1,600,000	-
Proceeds from sale of subsidiary common stock, net of costs	-	950,000
Proceeds from exercise of stock options	70,000	4,418
Proceeds from issuance of common stock warrants	7,500	-
Purchases of common stock, net of costs	(750,000)	-
Convertible debenture transaction costs	2,556	-
Principal payments on capital lease obligations	(841)	(841)
Cancellation of restricted stock	-	(20)
Distributions to noncontrolling interest	(63,417)	(40,909)
Net cash provided by financing activities	865,798	912,648

Net increase in cash and cash equivalents	(598,464)	(26,823)
Cash and cash equivalents, beginning of the period	17,801,025	3,921,054
Cash and cash equivalents, end of the period	$17,202,561	$3,894,231